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                              The Oberweis Funds
                  Supplement to Prospectus Dated May 1, 1999

  On May 19, 1999, the name of the Fund's Distributor and Shareholder Service Agent was changed from Oberweis Brokerage, Inc. to Oberweis.net, Inc. to reflect new Internet stock brokerage execution services being offered by Oberweis.net. The address and phone numbers remain the same.

  Effective September 1, 1999, a feature of The Oberweis Funds' (the "Fund") Exchange Privilege will be modified. The Fund's Exchange Privilege is discussed in full on page 20 of the Fund's prospectus. As of September 1, 1999, the exchange privilege with Cash Resource Trust will no longer be available. Beginning September 1, 1999, your Portfolio shares may be exchanged for shares of three money market funds managed by State Street Bank and Trust
Company: SSgA Money Market Fund, SSgA U.S. Government Money Market Fund, and SSgA Tax-Free Money Market Fund. Each of these money market funds is a portfolio of the SSgA Funds, an open-end management investment company commonly referred to as a mutual fund with a series or multiple portfolios advised by the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110. You may later then exchange such shares purchased and shares purchased with reinvested dividends for shares of the Portfolios.

  The SSgA Funds are described in a separate prospectus. You may obtain a copy of the prospectus for the SSgA Funds by calling 1-800-245-7311 or writing to 951 Ice Cream Drive, North Aurora, Illinois 60542. You are advised to read the prospectus carefully before authorizing any investment in shares of such fund.

The date of this Prospectus Supplement is July 2, 1999.